Convertible loan receivable	12 Months Ended
Dec. 31, 2017
Convertible Loan [Abstract]
Convertible Loans Receivables [Text Block]
9. Convertible loan receivable

In October 2014, Ryecor China Investment Limited (“Ryecor”), a company owned by the Mr. Robert W. Roche, entered into an agreement with Shanghai e-Surer Financial Services Co., Ltd. (“E-surer”) on October 2014, whereby E-surer borrowed from Rvecor a RMB 20,000,000 convertible line of credit at 6% annual interest payable at maturity on August 22, 2018. Under the loan agreement, the line of credit up to RMB20.0 million is available to E-surer at any time until the maturity date. All or part of outstanding principle and interest may be converted into such amount of equity interest of E-surer that represents a percentage of equity ownership obtained by dividing the aggregate outstanding principal and unpaid accrued interest on the date of conversion, by RMB 100,000,000. The loan was secured by the 51% of E-surer’s equity interest in its whole-owned subsidiary.

In September 2015, the Company entered into assignment contracts (“Assignment Contracts”) with Ryecor, pursuant to which Ryecor assigned to the Company all of its rights and delegated to the Company all of its obligation in exchange of a cash payment of $3,024,933 to Ryecor and Acorn Composite Corporation, Inc., which is also a company owned by Mr. Roche. The Assignment Contracts were personally guaranteed by Mr. Roche. The Assignment Contracts are classified as a convertible loan on the consolidated balance sheets. As of December 31, 2016 and 2017, the balance of the Assignment Contracts were $3,218, 665 and $ 3,587,204, respectively, which includes accrued interest of $184,170 and $183,785, respectively.